Exhibit 99.1

Hines Real Estate Investments, Inc., Member FINRA/SIPC, is the Dealer Manager. 8/11
Hines Real Estate Investment Trust, Inc. (Hines REIT) is closed to new investors.
Hines REIT Update
As of June 30, 2011

Hines REIT Portfolio Summary
as of June 30, 2011

Total Assets:
▪58 properties; $3.5 billion1
Total Square Feet:
▪Over 28 million
Portfolio Occupancy:
▪89%; 4% above the national average
Total Distributions Since Inception:
▪$539.7 million
Current Loan-to-Value Ratio:
▪55%
Current Annualized Distribution Rate:
▪5.0%2 (30% of the distribution represents a return of invested shareholder capital)
1 Owned directly or indirectly based on estimated aggregate value.
2 Based on $10.08 share price; assumes consistent distribution rate for 12-month period. Hines REIT declared distributions through the month of October 2011. The distribution, in an amount equal to $0.00138082 per share, per day will be paid in
January 2012 in cash or reinvested in stock for those participating in Hines REIT's dividend reinvestment plan. Of the amount described above, $0.00041425 of the per share, per day dividend will be designated by the Company as a special distribution which will be a return of a portion of the shareholders’ invested capital and, as such, will reduce their remaining investment in the Company. The special distribution represents a portion of the profits from sales of investment property. The above designations of a portion of the distribution as a special distribution will not impact the tax treatment of the distributions to our shareholders.

Hines REIT Portfolio
as of June 30, 2011

Proactive Leasing Highlights
Houston, TX - Williams Tower
▪Williams Companies, an integrated
natural gas company that produces,
gathers, processes and transports
natural gas
 – Executed 60,000 SF expansion
 through 2018
▪Ryan and Co, a national tax audit
defense and recovery service firm
 – Renewal of 32,000 SF through
 2019
▪Rowan Co., an international provider
of contact drilling services
 – Executed 10,000 SF expansion
 through 2020
Denver, CO - Industrial Portfolio
▪Comcast (CMCAS, CMCSK),
provider of entertainment, information
and communications products and
services
 – Executed 35,000 Square Feet
 (SF) lease through 2021 at 345
 Inverness
▪GolfTech, focus on golf improvement
 – Renewal of 13,000 SF through
 2016 at Arapahoe II
Seattle, WA - 5th and Bell
▪Notkin Engineering, a mechanical
engineering firm
 – Renewal of 15,000 SF for
 10 years

New York, NY -
499 Park Avenue
▪Quadrant Capital
Advisors, a national
investment advisory firm
 – Renewal of 11,000
 SF through 2022
Hines REIT Portfolio
as of June 30, 2011

Houston, TX -
Two Shell Plaza
▪Dune Energy, an
independent exploration and
development company
 – Renewal of 15,000 SF
 through 2016
Charlotte, NC -
Charlotte Plaza
▪Capgemini, provider of
consulting, technology
and outsourcing services
 – Executed 24,000 SF
 lease through 2016
Proactive Leasing Highlights

Hines REIT Strategic Dispositions

Atrium on Bay,
Toronto, ON, Canada
▪Acquired: February 2007
for $215 million USD
▪Sold: June 2011 for $353
million USD
▪Hines REIT’s effective
ownership percentage at
date of sale: 100%
Brazilian Industrial Parks
Araucaria, Elouveira and
Vinhedo
▪Acquired: December 2008
for $115 million
▪Sold: January 2010 and
April 2010 for $141 million
▪Hines REIT’s effective
ownership percentage at
date of sale: 100%
600 Lexington,
New York, NY
▪Acquired: February
2004 for $92 million
▪Sold: May 2010 for
$193 million
▪Hines REIT’s effective
ownership percentage at
date of sale: 11.67%
Houston, TX -
Land Parcel Adjacent to
Williams Tower
▪Acquired: May 2008
▪Sold: September 2010
generating net proceeds of
$12 million
▪Hines REIT’s effective
ownership percentage at
date of sale: 100%

Investment Grade - 33.6%
Top 100 Legal (based on Am. Law) - 10.6%
Top 200 Legal (based on Am. Law) - 3.1%
Other Credit - 7.6%
Not Rated - 45.1%

Office - 92%
Industrial - 2%
Retail - 6%

East - 8.2%
Midwest - 19.7%
South - 30.6%
West - 40.7%
International - .8%

Atlanta - 3.1%
Chicago - 12.8%
Denver - 1.9%
Kansas City - 4.4%
Miami - 5.0%
New York - 4.1%
Richmond - 1.8%
San Francisco/East Bay - 7.7%
Other - 3.3%
Charlotte - 2.0%
Dallas - 10.2%
Houston - 10.9%
Los Angeles - 13.1%
Minneapolis - 2.5%
Phoenix - 1.7%
Sacramento - 5.3%
Seattle - 10.2%

Hines

Portfolio Diversification
Regional Mix1, 3
% of Total Portfolio
City Mix1, 3
% of Total Portfolio
Tenant Credit Quality1, 2
% of Total Portfolio
Asset Class Mix1, 3
% of Total Portfolio
1 Data as of June 30, 2011 and based on Hines REIT’s pro rata ownership.
2 Based on square footage
3 Based on estimated aggregate value
4 Represents all of the cities that comprise less than 1% of the total portfolio.

4

Accounting - 2.8%
Arts, Entertainment, and Recreation - 2.0%
Construction - 1.2%
Energy - 4.3%
Finance and Insurance - 14.1%
Government - 4.6%
Grocery Anchored Retail - 7.0%
Health Care - 3.7%
Information - 11.9%
Legal - 16.9%
Manufacturing - 12.5%
Other - 2.3%
Other Services - 2.1%
Professional Services - 5.3%
Real Estate - 2.7%
Transportation and Warehousing - 3.7%
Wholesale Trade - 2.9%

5.4%
8.1%
13.0%
5.1%
8.8%
6.6%
6.5%
10.4%
4.5%
4.5%
27.1%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

Hines

Tenant Diversification
1 Data is based on Hines REIT’s effective ownership in each property based on leased square feet.
2 Represents all of the tenant industry mix categories that comprise less than 1% of the portfolio.
Tenant Industry Diversification1
% of Total Leasable Square Feet Expiring in Portfolio1

2
Top 10 Tenants1
1.Shook, Hardy & Bacon LLP…………………………...2555 Grand
 International Law Firm
2.Raytheon Company …………………………………….Raytheon/DIRECTV Buildings
 Defense Aerospace Systems Company
3.State of California ………………………………………1515 S. Street

  State Government
4.Microsoft Corporation……………………………….Daytona-Laguna Portfolio
 Public Multinational Software Corporation
5.Williams Companies…………………………………….Williams Tower
 Integrated Natural Gas Company
6.Honeywell International………………………………...Daytona-Laguna Portfolio
Engineering Services Conglomerate  345 Inverness Drive
7.Oracle……………………………………………………….2100 Powell
 Multinational Computer Technology Company
8.Kay Chemical……………………………………………..4050 & 4055 Corporate Drive
 Private Specialty Cleaning Company
9.Norwegian Cruise Lines………………………………..Airport Corporate Center
 Cruise Line
10.American Bar Association……………………………..321 North Clark
 Largest Voluntary Professional Association in the World

Portfolio Weighted Average Interest Rate 5.59%[1]
Balance Maturing (in thousands)
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Amount Maturing	$0	$159,500	$456,000	$0	$19,762	$292,868	$335,000	$0	$0	$0	$79,000
% of Debt Maturing	0.00%	11.88%	33.98%	0.00%	1.47%	21.82%	24.96%	0.00%	0.00%	0.00%	5.89%
No. of Loans	0	1	3	0	2	4	4	0	0	0	1

[1] Represents the weighted average rate of the interest on the outstanding loan balance.

Hines

Hines REIT Debt Maturity Chart
(as of June 30, 2011)

2Amounts have been rounded to thousands for purposes of this presentation.
2

Millions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
Cash Distributions
Distributions Reinvested

Hines

Distribution History

We funded our cash distributions with cash flows from operating activities, distributions received from our unconsolidated investments, proceeds from the sales of our real estate investments and cash generated during prior periods.

Hines REIT Exit Strategy

▪ Overall goal is to maximize returns to investors
▪ Exit strategy may include the targeted sale of individual
 or groups of assets
▪ May also consider a sale, merger or listing on a
 national exchange
▪ Will continue to identify opportunities for strategic asset sales

Current Priorities & Focus

▪ Alignment of interests
 • Hines has approximately $100 million invested in Hines REIT
 • Hines waived 1/3 of its cash asset management fees from
 July 2011 through December 2012 to enhance the
 Company’s cash flows
 ▪ Total fee waiver is projected to be over $7.5 million
▪ Our near-term priorities consist of:
 • Leasing of existing assets in our portfolio
 • Strategic asset sales
 • Managing liquidity and maximizing distributions
 to shareholders

Current Priorities & Focus

▪ Our long-term priorities consist of:
 • Evaluating potential exit strategies
 • Managing our debt maturities
▪ These priorities are designed to assist us in maximizing
 shareholder returns over the long term and returning
 shareholder capital

Hines Real Estate Investments, Inc., Member FINRA/SIPC, is the Dealer Manager. 8/11
Hines Real Estate Investment Trust, Inc. (Hines REIT) is closed to new investors.
Thank You